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                                                                     EXHIBIT 4.1

NUMBER         [LOGO OF PRIMUS TELECOMMUNICATIONS APPEARS HERE]        SHARES

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                            TOTAL AUTHORIZED ISSUE
                     5,000,000 SHARES PAR VALUE $.01 EACH
                          DOMESTIC SHARE CERTIFICATE
         THE TRANSFER OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE
         IS SUBJECT TO CERTAIN RESTRICTION LISTED ON THE REVERSE SIDE.


THIS CERTIFIES THAT_____________________________________________________ is the
owner of _________________________________ shares of the Capital Stock of PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED, fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________________________________________________________________
day of ________________________________________A.D. 19______.


________________________________                           _____________________
         SECRETARY TREASURER                                          PRESIDENT

                                    [SEAL]
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        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS (THE "LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR QUALIFICATION UNDER THE LAWS UNLESS THE COMPANY AND ITS COUNSEL ARE SATISFIED THAT SUCH REGISTRATION AND QUALIFICATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION.

        THE TRANSFER OF THE CAPITAL STOCK REPRESENTED BY THIS DOMESTIC SHARE CERTIFICATE IS RESTRICTED BY THE CERTIFICATE OF INCORPORATION, AND BY-LAWS OF THIS CORPORATION. SUCH DOCUMENTS ARE AVAILABLE FROM THE CORPORATION, WITHOUT CHARGE, FOR INSPECTION. ANY TRANSFER TO ANY PERSON OR ENTITY OTHER THAN (I) A CITIZEN OF THE UNITED STATES WHO IS FREE FROM ANY DIRECT OR INDIRECT FOREIGN CONTROL OR (II) A CORPORATION OR OTHER ENTITY FREE FROM ANY DIRECT OR INDIRECT FOREIGN CONTROL, ORGANIZED OR EXISTING UNDER THE LAWS OF THE UNITED STATES OR A STATE OF THE UNITED STATES IS IN CONTRAVENTION OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS AND IS VOID.



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in           UNIF GIFT MIN ACT - ....Custodian
                       common                                      ....under
        TEN ENT - as tenants by                      (Cust)         (Minor)
                       entireties
        JT TEN - as joint tenants with               Uniform Gifts to Minors
                      right of surviorship                Act........
                      and not as tenants in                          (State)
                      common
    Additional abbreviations may also be used though not in the above list.


        For Value Received, _________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

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                      Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ______________
                      Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

                      Dated ___________ 19__

                               In presence of _____________________

                      _______________________

        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLAREMENT, OR ANY CHANGE WHATEVER.